K&L Gates LLP State Street Financial Center One Lincoln Street Boston, MA 02111-2950
T 617.261.3100 www.klgates.com

July 15, 2011

Federated Prime Money Fund II

a series of Federated Insurance Series

4400 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

Money Market Portfolio

a series of EquiTrust Variable Insurance Series Fund

5400 University Avenue

West Des Moines, Iowa 50266

Re:	Reorganization to Combine Series of Two Massachusetts Business Trusts

Ladies and Gentleman:

Federated Insurance Series, a Massachusetts business trust (“Federated”), on behalf of its series Federated Prime Money Fund II (the “Acquiring Fund”), and EquiTrust Variable Insurance Series Fund, a Massachusetts business trust (“EquiTrust”), on behalf of its series Money Market Portfolio (“Acquired Fund”), have requested our opinion as to certain federal income tax consequences of transactions (the “Reorganization”) in which the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) entered into by Federated, on behalf of the Acquiring Fund, and EquiTrust, on behalf of the Acquired Fund, on July 14, 2011.1 Specifically, the Funds have requested our opinion that the consummation of the Reorganization will qualify as a “reorganization” (as defined in section 368(a)).2

[1]	Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Federated and EquiTrust is sometimes referred to herein as an “Investment Company.”
[2]

All “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and all “Treas. Reg. §” references are to the regulations under the Code (“Regulations”).

Federated Prime Money Fund II

Money Market Portfolio

July 15, 2011

In rendering this opinion, we have examined (1) the Agreement, (2) the Prospectus/Proxy Statement dated May 25, 2011, regarding the Reorganization (“Proxy Statement”) that was furnished in connection with the solicitation, by the members of EquiTrust’s Board of Trustees ( “Board”), of proxies for use at a special meeting of the Acquired Fund’s shareholders that was held on July 14, 2011, and (3) other documents we have deemed necessary or appropriate for the purposes hereof (collectively, “Documents”). We have assumed, for purposes hereof, the accuracy and completeness of the information contained in all the Documents. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification (with your permission), on the representations and warranties set forth in the Agreement and on the statements and representations of officers and other representatives of the Acquiring Fund and the Acquired Fund (collectively, “Representations”). We have assumed that any Representation made “to the knowledge and belief” (or similar qualification) of any person or party is, and at the Closing Date (as defined in the Agreement) will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person or entity is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. Finally, we have assumed that the Documents and the Representations present all the material and relevant facts relating to the Reorganization.

OPINION

Based solely on the facts and representations set forth in the reviewed documents and the representations of officers of each Investment Company, and conditioned on (i) those representations’ being true on the closing date of the Reorganization and (ii) the Reorganization’s being consummated in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof), our opinion with respect to the federal income tax consequences of the Reorganization is as follows.

1. The Reorganization will be a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization under section 368(b) of the Code.

2. No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund

Federated Prime Money Fund II

Money Market Portfolio

July 15, 2011

Shares, followed by the distribution of those Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund.

3. No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund’s assets in exchange solely for the Acquiring Fund Shares.

4. The basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the Acquired Fund’s hands immediately prior to the Reorganization.

5. The Acquiring Fund’s holding period in the assets to be received from the Acquired Fund will include the Acquired Fund’s holding period in such assets (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6. The Acquired Fund’s shareholders will recognize no gain or loss on the exchange of their shares of beneficial interest in the Acquired Fund (“Acquired Fund Shares”) for Acquiring Fund Shares in the Reorganization.

7. The Acquired Fund’s shareholders’ aggregate basis in the Acquiring Fund Shares to be received by them will be the same as their aggregate basis in the Acquired Fund Shares to be surrendered in exchange therefor.

8. The holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the holding period of the Acquired Fund Shares to be surrendered in exchange therefor, provided those Acquired Fund Shares were held as capital assets on the date of the Reorganization.

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“Service”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the Service, and although

Federated Prime Money Fund II

Money Market Portfolio

July 15, 2011

we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

Our opinion addresses only the specific federal income tax consequences of the Reorganization set forth above and does not address any other federal, or any state, local, or foreign tax consequences of the Reorganization or any other action (including any taken in connection therewith). Our opinion also applies only if each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if any Fund is insolvent. Finally, our opinion is solely for the addressees’ information and use and may not be relied on for any purpose by any other person without our express written consent.

Very truly yours,

/s/ K&L Gates LLP

K&L Gates LLP State Street Financial Center One Lincoln Street Boston, MA 02111-2950
T 617.261.3100 www.klgates.com

July 15, 2011

Federated Quality Bond Fund II

a series of Federated Insurance Series

4400 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

High Grade Bond Portfolio

a series of EquiTrust Variable Insurance Series Fund

5400 University Avenue

West Des Moines, Iowa 50266

Re:	Reorganization to Combine Series of Two Massachusetts Business Trusts

Ladies and Gentleman:

Federated Insurance Series, a Massachusetts business trust (“Federated”), on behalf of its series Federated Quality Bond Fund II (the “Acquiring Fund”), and EquiTrust Variable Insurance Series Fund, a Massachusetts business trust (“EquiTrust”), on behalf of its series High Grade Bond Portfolio (“Acquired Fund”), have requested our opinion as to certain federal income tax consequences of transactions (the “Reorganization”) in which the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) entered into by Federated, on behalf of the Acquiring Fund, and EquiTrust, on behalf of the Acquired Fund, on July 14, 2011.1 Specifically, the Funds have requested our opinion that the consummation of the Reorganization will qualify as a “reorganization” (as defined in section 368(a)).2

[1]	Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Federated and EquiTrust is sometimes referred to herein as an “Investment Company.”
[2]

All “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and all “Treas. Reg. §” references are to the regulations under the Code (“Regulations”).

Federated Quality Bond Fund II

High Grade Bond Portfolio

July 15, 2011

In rendering this opinion, we have examined (1) the Agreement, (2) the Prospectus/Proxy Statement dated May 25, 2011, regarding the Reorganization (“Proxy Statement”) that was furnished in connection with the solicitation, by the members of EquiTrust’s Board of Trustees ( “Board”), of proxies for use at a special meeting of the Acquired Fund’s shareholders that was held on July 14, 2011, and (3) other documents we have deemed necessary or appropriate for the purposes hereof (collectively, “Documents”). We have assumed, for purposes hereof, the accuracy and completeness of the information contained in all the Documents. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification (with your permission), on the representations and warranties set forth in the Agreement and on the statements and representations of officers and other representatives of the Acquiring Fund and the Acquired Fund (collectively, “Representations”). We have assumed that any Representation made “to the knowledge and belief” (or similar qualification) of any person or party is, and at the Closing Date (as defined in the Agreement) will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person or entity is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. Finally, we have assumed that the Documents and the Representations present all the material and relevant facts relating to the Reorganization.

OPINION

Based solely on the facts and representations set forth in the reviewed documents and the representations of officers of each Investment Company, and conditioned on (i) those representations’ being true on the closing date of the Reorganization and (ii) the Reorganization’s being consummated in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof), our opinion with respect to the federal income tax consequences of the Reorganization is as follows.

1. The Reorganization will be a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization under section 368(b) of the Code.

2. No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund

Federated Quality Bond Fund II

High Grade Bond Portfolio

July 15, 2011

Shares, followed by the distribution of those Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund.

3. No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund’s assets in exchange solely for the Acquiring Fund Shares.

4. The basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the Acquired Fund’s hands immediately prior to the Reorganization.

5. The Acquiring Fund’s holding period in the assets to be received from the Acquired Fund will include the Acquired Fund’s holding period in such assets (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6. The Acquired Fund’s shareholders will recognize no gain or loss on the exchange of their shares of beneficial interest in the Acquired Fund (“Acquired Fund Shares”) for Acquiring Fund Shares in the Reorganization.

7. The Acquired Fund’s shareholders’ aggregate basis in the Acquiring Fund Shares to be received by them will be the same as their aggregate basis in the Acquired Fund Shares to be surrendered in exchange therefor.

8. The holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the holding period of the Acquired Fund Shares to be surrendered in exchange therefor, provided those Acquired Fund Shares were held as capital assets on the date of the Reorganization.

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“Service”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the Service, and although

Federated Quality Bond Fund II

High Grade Bond Portfolio

July 15, 2011

we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

Our opinion addresses only the specific federal income tax consequences of the Reorganization set forth above and does not address any other federal, or any state, local, or foreign tax consequences of the Reorganization or any other action (including any taken in connection therewith). Our opinion also applies only if each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if any Fund is insolvent. Finally, our opinion is solely for the addressees’ information and use and may not be relied on for any purpose by any other person without our express written consent.

Very truly yours,

/s/ K&L Gates LLP

K&L Gates LLP State Street Financial Center One Lincoln Street Boston, MA 02111-2950
T 617.261.3100 www.klgates.com

July 15, 2011

Federated Quality Bond Fund II

a series of Federated Insurance Series

4400 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

Strategic Yield Portfolio

a series of EquiTrust Variable Insurance Series Fund

5400 University Avenue

West Des Moines, Iowa 50266

Re:	Reorganization to Combine Series of Two Massachusetts Business Trusts

Ladies and Gentleman:

Federated Insurance Series, a Massachusetts business trust (“Federated”), on behalf of its series Federated Quality Bond Fund II (the “Acquiring Fund”), and EquiTrust Variable Insurance Series Fund, a Massachusetts business trust (“EquiTrust”), on behalf of its series Strategic Yield Portfolio (“Acquired Fund”), have requested our opinion as to certain federal income tax consequences of transactions (the “Reorganization”) in which the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) entered into by Federated, on behalf of the Acquiring Fund, and EquiTrust, on behalf of the Acquired Fund, on July 14, 2011.1 Specifically, the Funds have requested our opinion that the consummation of the Reorganization will qualify as a “reorganization” (as defined in section 368(a)).2

[1]	Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Federated and EquiTrust is sometimes referred to herein as an “Investment Company.”
[2]

All “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and all “Treas. Reg. §” references are to the regulations under the Code (“Regulations”).

Federated Quality Bond Fund II

Strategic Yield Portfolio

July 15, 2011

In rendering this opinion, we have examined (1) the Agreement, (2) the Prospectus/Proxy Statement dated May 25, 2011, regarding the Reorganization (“Proxy Statement”) that was furnished in connection with the solicitation, by the members of EquiTrust’s Board of Trustees ( “Board”), of proxies for use at a special meeting of the Acquired Fund’s shareholders that was held on July 14, 2011, and (3) other documents we have deemed necessary or appropriate for the purposes hereof (collectively, “Documents”). We have assumed, for purposes hereof, the accuracy and completeness of the information contained in all the Documents. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification (with your permission), on the representations and warranties set forth in the Agreement and on the statements and representations of officers and other representatives of the Acquiring Fund and the Acquired Fund (collectively, “Representations”). We have assumed that any Representation made “to the knowledge and belief” (or similar qualification) of any person or party is, and at the Closing Date (as defined in the Agreement) will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person or entity is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. Finally, we have assumed that the Documents and the Representations present all the material and relevant facts relating to the Reorganization.

OPINION

Based solely on the facts and representations set forth in the reviewed documents and the representations of officers of each Investment Company, and conditioned on (i) those representations’ being true on the closing date of the Reorganization and (ii) the Reorganization’s being consummated in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof), our opinion with respect to the federal income tax consequences of the Reorganization is as follows.

1. The Reorganization will be a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization under section 368(b) of the Code.

2. No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund

Federated Quality Bond Fund II

Strategic Yield Portfolio

July 15, 2011

Shares, followed by the distribution of those Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund.

3. No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund’s assets in exchange solely for the Acquiring Fund Shares.

4. The basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the Acquired Fund’s hands immediately prior to the Reorganization.

5. The Acquiring Fund’s holding period in the assets to be received from the Acquired Fund will include the Acquired Fund’s holding period in such assets (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6. The Acquired Fund’s shareholders will recognize no gain or loss on the exchange of their shares of beneficial interest in the Acquired Fund (“Acquired Fund Shares”) for Acquiring Fund Shares in the Reorganization.

7. The Acquired Fund’s shareholders’ aggregate basis in the Acquiring Fund Shares to be received by them will be the same as their aggregate basis in the Acquired Fund Shares to be surrendered in exchange therefor.

8. The holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the holding period of the Acquired Fund Shares to be surrendered in exchange therefor, provided those Acquired Fund Shares were held as capital assets on the date of the Reorganization.

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“Service”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the Service, and although

Federated Quality Bond Fund II

Strategic Yield Portfolio

July 15, 2011

we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

Our opinion addresses only the specific federal income tax consequences of the Reorganization set forth above and does not address any other federal, or any state, local, or foreign tax consequences of the Reorganization or any other action (including any taken in connection therewith). Our opinion also applies only if each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if any Fund is insolvent. Finally, our opinion is solely for the addressees’ information and use and may not be relied on for any purpose by any other person without our express written consent.

Very truly yours,

/s/ K&L Gates LLP

K&L Gates LLP State Street Financial Center One Lincoln Street Boston, MA 02111-2950
T 617.261.3100 www.klgates.com

July 15, 2011

Federated Capital Income Fund II

a series of Federated Insurance Series

4400 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

Managed Portfolio

a series of EquiTrust Variable Insurance Series Fund

5400 University Avenue

West Des Moines, Iowa 50266

Re:	Reorganization to Combine Series of Two Massachusetts Business Trusts

Ladies and Gentleman:

Federated Insurance Series, a Massachusetts business trust (“Federated”), on behalf of its series Federated Capital Income Fund II (the “Acquiring Fund”), and EquiTrust Variable Insurance Series Fund, a Massachusetts business trust (“EquiTrust”), on behalf of its series Managed Portfolio (“Acquired Fund”), have requested our opinion as to certain federal income tax consequences of transactions (the “Reorganization”) in which the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) entered into by Federated, on behalf of the Acquiring Fund, and EquiTrust, on behalf of the Acquired Fund, on July 14, 2011.1 Specifically, the Funds have requested our opinion that the consummation of the Reorganization will qualify as a “reorganization” (as defined in section 368(a)).2

[1]	Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Federated and EquiTrust is sometimes referred to herein as an “Investment Company.”
[2]

All “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and all “Treas. Reg. §” references are to the regulations under the Code (“Regulations”).

Federated Capital Income Fund II

Managed Portfolio

July 15, 2011

In rendering this opinion, we have examined (1) the Agreement, (2) the Prospectus/Proxy Statement dated May 25, 2011, regarding the Reorganization (“Proxy Statement”) that was furnished in connection with the solicitation, by the members of EquiTrust’s Board of Trustees ( “Board”), of proxies for use at a special meeting of the Acquired Fund’s shareholders that was held on July 14, 2011, and (3) other documents we have deemed necessary or appropriate for the purposes hereof (collectively, “Documents”). We have assumed, for purposes hereof, the accuracy and completeness of the information contained in all the Documents. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification (with your permission), on the representations and warranties set forth in the Agreement and on the statements and representations of officers and other representatives of the Acquiring Fund and the Acquired Fund (collectively, “Representations”). We have assumed that any Representation made “to the knowledge and belief” (or similar qualification) of any person or party is, and at the Closing Date (as defined in the Agreement) will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person or entity is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. Finally, we have assumed that the Documents and the Representations present all the material and relevant facts relating to the Reorganization.

OPINION

Based solely on the facts and representations set forth in the reviewed documents and the representations of officers of each Investment Company, and conditioned on (i) those representations’ being true on the closing date of the Reorganization and (ii) the Reorganization’s being consummated in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof), our opinion with respect to the federal income tax consequences of the Reorganization is as follows.

1. The Reorganization will be a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization under section 368(b) of the Code.

2. No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund

Federated Capital Income Fund II

Managed Portfolio

July 15, 2011

Shares, followed by the distribution of those Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund.

3. No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund’s assets in exchange solely for the Acquiring Fund Shares.

4. The basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the Acquired Fund’s hands immediately prior to the Reorganization.

5. The Acquiring Fund’s holding period in the assets to be received from the Acquired Fund will include the Acquired Fund’s holding period in such assets (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6. The Acquired Fund’s shareholders will recognize no gain or loss on the exchange of their shares of beneficial interest in the Acquired Fund (“Acquired Fund Shares”) for Acquiring Fund Shares in the Reorganization.

7. The Acquired Fund’s shareholders’ aggregate basis in the Acquiring Fund Shares to be received by them will be the same as their aggregate basis in the Acquired Fund Shares to be surrendered in exchange therefor.

8. The holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the holding period of the Acquired Fund Shares to be surrendered in exchange therefor, provided those Acquired Fund Shares were held as capital assets on the date of the Reorganization.

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“Service”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the Service, and although

Federated Capital Income Fund II

Managed Portfolio

July 15, 2011

we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

Our opinion addresses only the specific federal income tax consequences of the Reorganization set forth above and does not address any other federal, or any state, local, or foreign tax consequences of the Reorganization or any other action (including any taken in connection therewith). Our opinion also applies only if each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if any Fund is insolvent. Finally, our opinion is solely for the addressees’ information and use and may not be relied on for any purpose by any other person without our express written consent.

Very truly yours,

/s/ K&L Gates LLP

K&L Gates LLP State Street Financial Center One Lincoln Street Boston, MA 02111-2950
T 617.261.3100 www.klgates.com

July 15, 2011

Federated Capital Appreciation Fund II

a series of Federated Insurance Series

4400 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

Value Growth Portfolio

a series of EquiTrust Variable Insurance Series Fund

5400 University Avenue

West Des Moines, Iowa 50266

Re:	Reorganization to Combine Series of Two Massachusetts Business Trusts

Ladies and Gentleman:

Federated Insurance Series, a Massachusetts business trust (“Federated”), on behalf of its series Federated Capital Appreciation Fund II (the “Acquiring Fund”), and EquiTrust Variable Insurance Series Fund, a Massachusetts business trust (“EquiTrust”), on behalf of its series Value Growth Portfolio (“Acquired Fund”), have requested our opinion as to certain federal income tax consequences of transactions (the “Reorganization”) in which the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) entered into by Federated, on behalf of the Acquiring Fund, and EquiTrust, on behalf of the Acquired Fund, on July 14, 2011.1 Specifically, the Funds have requested our opinion that the consummation of the Reorganization will qualify as a “reorganization” (as defined in section 368(a)).2

[1]	Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Federated and EquiTrust is sometimes referred to herein as an “Investment Company.”
[2]

All “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and all “Treas. Reg. §” references are to the regulations under the Code (“Regulations”).

Federated Capital Appreciation Fund II

Value Growth Portfolio

July 15, 2011

In rendering this opinion, we have examined (1) the Agreement, (2) the Prospectus/Proxy Statement dated May 25, 2011, regarding the Reorganization (“Proxy Statement”) that was furnished in connection with the solicitation, by the members of EquiTrust’s Board of Trustees ( “Board”), of proxies for use at a special meeting of the Acquired Fund’s shareholders that was held on July 14, 2011, and (3) other documents we have deemed necessary or appropriate for the purposes hereof (collectively, “Documents”). We have assumed, for purposes hereof, the accuracy and completeness of the information contained in all the Documents. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification (with your permission), on the representations and warranties set forth in the Agreement and on the statements and representations of officers and other representatives of the Acquiring Fund and the Acquired Fund (collectively, “Representations”). We have assumed that any Representation made “to the knowledge and belief” (or similar qualification) of any person or party is, and at the Closing Date (as defined in the Agreement) will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person or entity is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. Finally, we have assumed that the Documents and the Representations present all the material and relevant facts relating to the Reorganization.

OPINION

Based solely on the facts and representations set forth in the reviewed documents and the representations of officers of each Investment Company, and conditioned on (i) those representations’ being true on the closing date of the Reorganization and (ii) the Reorganization’s being consummated in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof), our opinion with respect to the federal income tax consequences of the Reorganization is as follows.

1. The Reorganization will be a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization under section 368(b) of the Code.

2. No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund

Federated Capital Appreciation Fund II

Value Growth Portfolio

July 15, 2011

Shares, followed by the distribution of those Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund.

3. No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund’s assets in exchange solely for the Acquiring Fund Shares.

4. The basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the Acquired Fund’s hands immediately prior to the Reorganization.

5. The Acquiring Fund’s holding period in the assets to be received from the Acquired Fund will include the Acquired Fund’s holding period in such assets (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6. The Acquired Fund’s shareholders will recognize no gain or loss on the exchange of their shares of beneficial interest in the Acquired Fund (“Acquired Fund Shares”) for Acquiring Fund Shares in the Reorganization.

7. The Acquired Fund’s shareholders’ aggregate basis in the Acquiring Fund Shares to be received by them will be the same as their aggregate basis in the Acquired Fund Shares to be surrendered in exchange therefor.

8. The holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the holding period of the Acquired Fund Shares to be surrendered in exchange therefor, provided those Acquired Fund Shares were held as capital assets on the date of the Reorganization.

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“Service”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the Service, and although

Federated Capital Appreciation Fund II

Value Growth Portfolio

July 15, 2011

we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

Our opinion addresses only the specific federal income tax consequences of the Reorganization set forth above and does not address any other federal, or any state, local, or foreign tax consequences of the Reorganization or any other action (including any taken in connection therewith). Our opinion also applies only if each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if any Fund is insolvent. Finally, our opinion is solely for the addressees’ information and use and may not be relied on for any purpose by any other person without our express written consent.

Very truly yours,

/s/ K&L Gates LLP

K&L Gates LLP State Street Financial Center One Lincoln Street Boston, MA 02111-2950
T 617.261.3100 www.klgates.com

July 15, 2011

Federated Capital Appreciation Fund II

a series of Federated Insurance Series

4400 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

Blue Chip Portfolio

a series of EquiTrust Variable Insurance Series Fund

5400 University Avenue

West Des Moines, Iowa 50266

Re:	Reorganization to Combine Series of Two Massachusetts Business Trusts

Ladies and Gentleman:

Federated Insurance Series, a Massachusetts business trust (“Federated”), on behalf of its series Federated Capital Appreciation Fund II (the “Acquiring Fund”), and EquiTrust Variable Insurance Series Fund, a Massachusetts business trust (“EquiTrust”), on behalf of its series Blue Chip Portfolio (“Acquired Fund”), have requested our opinion as to certain federal income tax consequences of transactions (the “Reorganization”) in which the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) entered into by Federated, on behalf of the Acquiring Fund, and EquiTrust, on behalf of the Acquired Fund, on July 14, 2011.1 Specifically, the Funds have requested our opinion that the consummation of the Reorganization will qualify as a “reorganization” (as defined in section 368(a)).2

[1]	Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Federated and EquiTrust is sometimes referred to herein as an “Investment Company.”
[2]

All “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and all “Treas. Reg. §” references are to the regulations under the Code (“Regulations”).

Federated Capital Appreciation Fund II

Blue Chip Portfolio

July 15, 2011

In rendering this opinion, we have examined (1) the Agreement, (2) the Prospectus/Proxy Statement dated May 25, 2011, regarding the Reorganization (“Proxy Statement”) that was furnished in connection with the solicitation, by the members of EquiTrust’s Board of Trustees ( “Board”), of proxies for use at a special meeting of the Acquired Fund’s shareholders that was held on July 14, 2011, and (3) other documents we have deemed necessary or appropriate for the purposes hereof (collectively, “Documents”). We have assumed, for purposes hereof, the accuracy and completeness of the information contained in all the Documents. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification (with your permission), on the representations and warranties set forth in the Agreement and on the statements and representations of officers and other representatives of the Acquiring Fund and the Acquired Fund (collectively, “Representations”). We have assumed that any Representation made “to the knowledge and belief” (or similar qualification) of any person or party is, and at the Closing Date (as defined in the Agreement) will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person or entity is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. Finally, we have assumed that the Documents and the Representations present all the material and relevant facts relating to the Reorganization.

OPINION

Based solely on the facts and representations set forth in the reviewed documents and the representations of officers of each Investment Company, and conditioned on (i) those representations’ being true on the closing date of the Reorganization and (ii) the Reorganization’s being consummated in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof), our opinion with respect to the federal income tax consequences of the Reorganization is as follows.

1. The Reorganization will be a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization under section 368(b) of the Code.

2. No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund

Federated Capital Appreciation Fund II

Blue Chip Portfolio

July 15, 2011

Shares, followed by the distribution of those Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund.

3. No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund’s assets in exchange solely for the Acquiring Fund Shares.

4. The basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the Acquired Fund’s hands immediately prior to the Reorganization.

5. The Acquiring Fund’s holding period in the assets to be received from the Acquired Fund will include the Acquired Fund’s holding period in such assets (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6. The Acquired Fund’s shareholders will recognize no gain or loss on the exchange of their shares of beneficial interest in the Acquired Fund (“Acquired Fund Shares”) for Acquiring Fund Shares in the Reorganization.

7. The Acquired Fund’s shareholders’ aggregate basis in the Acquiring Fund Shares to be received by them will be the same as their aggregate basis in the Acquired Fund Shares to be surrendered in exchange therefor.

8. The holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the holding period of the Acquired Fund Shares to be surrendered in exchange therefor, provided those Acquired Fund Shares were held as capital assets on the date of the Reorganization.

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“Service”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the Service, and although

Federated Capital Appreciation Fund II

Blue Chip Portfolio

July 15, 2011

we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

Our opinion addresses only the specific federal income tax consequences of the Reorganization set forth above and does not address any other federal, or any state, local, or foreign tax consequences of the Reorganization or any other action (including any taken in connection therewith). Our opinion also applies only if each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if any Fund is insolvent. Finally, our opinion is solely for the addressees’ information and use and may not be relied on for any purpose by any other person without our express written consent.

Very truly yours,

/s/ K&L Gates LLP